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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) DECEMBER 13, 2005
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                              KELLWOOD COMPANY
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           (Exact name of registrant as specified in its charter)


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           DELAWARE                000-07340              36-2472410
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 (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)          File Number)      Identification Number)
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  600 KELLWOOD PARKWAY, ST. LOUIS, MISSOURI                  63017
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   (Address of Principal Executive Offices)                (Zip Code)


      Registrant's Telephone Number, including area code (314) 576-3100
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                               NOT APPLICABLE
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        (Former name or former address, if changed since last report)


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Attached as Exhibit 99.1 is the press release issued on December 13, 2005 announcing the filing of this Form 8-K. Attached as Exhibit 99.2 is certain preliminary financial information of Kellwood Company for the three and nine month periods ended October 29, 2005 and October 30, 2004 including management's discussion and analysis of those results. The information set forth in Exhibit 99.2 is incorporated herein by reference.

         On December 13, 2005, Kellwood Company disclosed that it was delaying the filing of its Form 10-Q for its quarterly period ended October 29, 2005 beyond the Securities and Exchange Commission's extended filing deadline of December 13, 2005. The Company is in the process of restating previously issued financial statements as a result of its determination that methods used at a regional accounting center to accrue for freight, duty and agents' commission costs related to imports of goods resulted in the understatement of liabilities, and to record a liability for a Death Benefit program previously deemed immaterial. The Company is delaying the filing of its Form 10-Q for its quarterly period ended October 29, 2005 as the Company is finalizing the restatement effects for prior periods. This preliminary financial information has not been subject to review by the Company's independent registered public accounting firm. The Company continues to expect to file amended Forms 10-Q/A for the first two quarters of fiscal
2005 and an amended Form 10-K/A for fiscal 2004 in January 2006.

         Management of the Company has determined that the Company did not maintain effective controls over the completeness and accuracy of accruals relating to freight, duty and agents' commission costs at the regional accounting center and that this control deficiency constitutes a material weakness. A description of the material control weakness, along with the steps the Company has taken to remediate the deficiency, is attached hereto as Exhibit 99.3. The information set forth in Exhibit 99.3 is incorporated herein by reference.

         The information in this report, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Kellwood Company has posted this report on Form 8-K on its internet website at www.kellwood.com.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       Exhibit No.     Description
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          99.1         Press Release issued on December 13, 2005.

          99.2         Financial Information

          99.3         Material Control Weakness



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  KELLWOOD COMPANY
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                                                    (Registrant)


DATE: DECEMBER 13, 2005           BY /s/ Thomas H. Pollihan
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                                        Thomas H. Pollihan
                                        Executive Vice President, Secretary
                                        and General Counsel